Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated June 5, 2023, to the prospectuses dated May 1, 2023, for:

•	COIL Institutional SeriesSM (Series 160)
•	COIL Institutional SeriesSM (Series 162)
•	Equitable AdvantageSM
•	VUL Legacy®
•	VUL Optimizer®

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding state variation for policies issued in New York. The original Market Stabilizer Option® and MSO II are not available in New York. Accordingly, please note the following change described below.

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
New York (applicable to Equitable Financial Life Insurance Company only)	See “Payment of premiums and determining your policy’s value”	The original Market Stabilizer Option® and MSO II are not available in New York.

Catalog No. 800067 (6/23)
COIL IS (Series 160) COIL IS (Series162) Equitable Advantage, VUL Legacy, VUL Optimizer IF/New Biz	#506388